T. Rowe Price
Equity Income Portfolio

Annual Report

December 31, 1998


Dear Investor

Last year was characterized by positive economic growth, a favorable interest rate environment, and substantial stock market volatility. A solid first half was undermined by a severe third quarter correction, which gave way to a near-euphoric rally in the final months. The S&P 500 Index advanced by more than 20% for a record fourth consecutive year. However, within the context of another strong year for equities, large-cap growth stocks outpaced the value stocks in which your fund invests.

     Performance Comparison
     ---------------------------------------------------------------------------

     Periods Ended 12/31/98                     6 Months           12 Months
     ---------------------------------------------------------------------------

     Equity Income Portfolio                       2.57%               9.07%

     S&P 500                                       9.22               28.57

     Lipper Variable Annuity
     Underlying Equity Income
     Funds Average                                 5.07               16.75

     For the last six months, the fund returned 2.57%, which was behind both the Lipper universe of similarly managed funds and the unmanaged Standard & Poor's 500 Stock Index. The second half was particularly volatile in that the carnage of the third quarter was quickly followed by the market's exceptionally strong rebound in the fourth. We were pleased that the fund provided shareholders with some downside protection during the sell-off, which is characteristic of our conservative investment approach. This inherent defensiveness, however, made it difficult for the fund to keep up with the strong rally during the fourth quarter.

     For the year, the fund's 9.07% return was respectable but somewhat disappointing, since performance lagged the Lipper peer group. As discussed later in the report, it is virtually impossible for funds with conservative programs like Equity Income Portfolio to keep up with S&P 500 stocks during the broad market advances we have seen in recent years. In times like these, it is helpful for shareholders to keep in mind that the purpose of this type of fund is not to generate robust returns under all market conditions. The fund's goal is to produce attractive returns, including substantial dividend income, over time-and also to help cushion investment principal when times get rough.


DIVIDEND DISTRIBUTION

     Your Board of Directors declared a fourth quarter dividend of $0.10 per share, bringing the total for 1998 to $0.39. Earlier in the month, a $0.56 per share capital gain distribution was declared, of which $0.21 represented short-term and $0.35 long-term gains. The dividend distribution was paid on December 30, 1998, to shareholders of record on December 28, 1998, and the capital gain distribution was paid on December 17, 1998, to shareholders of record on December 15.


PORTFOLIO STRATEGY

     "It was the best of times, it was the worst of times." This opening sentence in Charles Dickens' classic, A Tale of Two Cities, describes the dramatic volatility in financial markets, as well as the wide range of performance within the U.S. equity market in 1998. While the S&P 500 posted a 28% advance, more than one-half of this return was generated by 15 of the largest-capitalization companies in the index. Much of the market's leadership was contained in the largest-cap growth stocks, while high-yield and low P/E stocks-two characteristics the Equity Income Portfolio has historically sought out-were out of favor. So, while the S&P 500 produced a healthy return, in reality the average stock on the New York Stock Exchange declined slightly in value.

     When looking at the impact of yield and P/E within the S&P 500, the 100 highest-yielding stocks and 100 lowest P/E stocks in the market returned 7.8% and -0.6%, respectively. Stock funds with broad investment programs had more flexibility to make different types of investments than is permitted for your fund. For example, technology stocks produced the best returns for the year-although they endured an extremely volatile ride along the way. However, given the conservative nature of our investment program, technology is not a natural sector for us to invest in, since these stocks normally do not meet our investment criteria.

     The fund was 95% invested in equities at year-end. Four of our largest sales during the past six months were stocks of companies that were in the process of being merged or acquired (see Major Portfolio Changes table following the report). In each case, we were able to sell our shares at prices higher than our original cost.


Preparing for the Year 2000
--------------------------------------------------------------------------------

     The Year 2000 draws closer every day, and it holds special meaning beyond the arrival of a new millen-nium. The issue for investors is that many computer programs throughout the world use two digits instead of four to identify the year and may assume the next century starts with 1900. If these programs are not modified, they will not be able to correctly handle the century change when the year changes from "99" to "00" on January 1, 2000, and they will no longer be able to perform necessary functions. The Year 2000 issue affects all companies and organizations.

     T. Rowe Price has been taking steps to assure that its computer systems and processes are capable of functioning in the Year 2000. Detailed plans for remediation efforts have been developed and are currently being executed.


Our Plan of Action

     We began to address these issues several years ago by requiring that all new systems process and store four-digit years. All critical systems have been reprogrammed (including business applications required to service our customers and processing infrastructure necessary to ensure the integrity of customer data and investments), and they are currently being tested. Because we exchange data electronically with customers and vendors, we are working with them to assess the adequacy of their own compliance efforts. Our goal is to ensure the continuation of the same level of service to all our mutual fund shareholders and clients after December 31, 1999.

     We are asking all vendors and companies we do business with for a Year 2000 compliance status, with the expectation that some organizations will not be able to modify their interface files prior to December 31, 1999. In addition, we are scheduling tests for critical vendors and companies that claim Year 2000 compliance to ensure that time-related data and calculations function properly as we move into the next century.


Smooth Transition Planned

     We believe our programs and initiatives will provide a smooth transition into the next millennium. We are assessing all systems providing products or services to our retail mutual fund shareholders, retirement plan sponsors, and participants, and we have modified them where necessary for the Year 2000.

     The Securities Industry Association (SIA) is coordinating Year 2000 testing to assure that securities markets, clearing corporations, depositories, and third party service providers can send, receive, and process files and transactions accurately. In late July 1998, the SIA completed a beta test of Year 2000 readiness. The test was considered successful in terms of transactions completed and will serve as the basis for the SIA's industry-wide approach. During October 1998, T. Rowe Price completed its beta test of Year 2000 readiness with the SIA and is ready for the industry-wide test that is scheduled for March and April 1999.

     For a more detailed discussion of our Year 2000 effort, as well as continuing updates on our progress, please check our Web site (www.troweprice.com).


We made significant new investments in several companies, including Baker Hughes, Boeing, BankAmerica, and Corning, all of which we bought at prices well below their highs for the year. Many of our holdings typically trade at below-average valuation levels because, for many reasons, their share prices declined before we took a position in them. Baker Hughes is a good example. While the jury may be out on this investment for a while, we invested in this oil service company at approximately $19 per share, down from the 1998 high of approximately $45. In our view, the company represents reasonable value at the price we paid for the stock and offers the potential for good returns once investors grow less concerned about recent trends in energy prices.

This investment strategy-buying out-of-favor stocks with good long-term potential-has served shareholders well in the past, and we believe it will in the future when investors focus again on stocks with appealing market valuations. The Financial Profile table below lists the valuation characteristics found in the typical fund investment. The data demonstrate the degree to which the companies in which we invest have below-average valuations. The fund's yield is more than double that of the broad index, its price/book value ratio is about half, its price/earnings ratio a lot lower, and the historical beta of 0.66 versus 1.00 for the index means that the fund can be expected to have about 66% of the volatility of the S&P 500.


Financial Profile
--------------------------------------------------------------------------------

                                                  Equity Income
                                                      Portfolio      S&P 500
--------------------------------------------------------------------------------

Current Yield                                               2.7%         1.3%

Price/Book Ratio                                           3.3X         6.5X

Price/Earnings Ratio
(1999 estimated EPS)                                      18.3X        25.4X

Historical Beta
(based on monthly returns
for 4 years)                                               0.66         1.00
--------------------------------------------------------------------------------

Among your fund's largest holdings (see Twenty-Five Largest Holdings table following the letter) are companies from many industries, including SBC Communications, Mellon Bank, American Home Products, Exxon, Anheuser-Busch, Dow Chemical, GE, and others that represent a broad cross-section of the U.S. economy.

SUMMARY AND OUTLOOK

     Twelve months ago, we commented on the rapid appreciation of stock prices compared with the growth in the underlying earnings and dividends. In 1997, share prices increased at a much faster rate than the underlying fundamentals, and this "delinkage" between price and value grew even more pronounced in 1998.

     We expect 1999 to be a more challenging year than the one just ended, which could lead to more moderate returns than the robust and, in our view, unsustainable performance of the past four years. In this environment, our investment approach will be steady and constant. We will continue to search for attractively valued stocks with solid long-term potential.

     As always, we will strive to justify the confidence you have placed in us, and we appreciate your continued support.

     Respectfully submitted,

     Brian C. Rogers
     President and Chairman of the Investment Advisory Committee

     January 22, 1999


Portfolio Highlights

Twenty-Five Largest Holdings
--------------------------------------------------------------------------------

                                                                Percent of
                                                                Net Assets
                                                                  12/31/98
--------------------------------------------------------------------------------

SBC Communications                                                    2.3%

ALLTEL                                                                1.8

Mellon Bank                                                           1.8

American Home Products                                                1.7

Exxon                                                                 1.6

Amoco                                                                 1.5

Philip Morris                                                         1.5

Pharmacia & Upjohn                                                    1.5

Anheuser-Busch                                                        1.4

General Mills                                                         1.4

GTE                                                                   1.3

Norfolk Southern                                                      1.2

GE                                                                    1.2

Dow Chemical                                                          1.2

Mobil                                                                 1.2

Chevron                                                               1.1

Fannie Mae                                                            1.1

Atlantic Richfield                                                    1.1

AT&T                                                                  1.1

Kimberly-Clark                                                        1.1

International Flavors & Fragrances                                    1.0

Union Pacific                                                         1.0

American General                                                      1.0

Citigroup                                                             1.0

Texaco                                                                1.0
--------------------------------------------------------------------------------

Total                                                                33.1%
--------------------------------------------------------------------------------


Major Portfolio Changes
--------------------------------------------------------------------------------

Six Months Ended 12/31/98
Listed in descending order of size

LARGEST PURCHASES (10)
--------------------------------------------------------------------------------

Unocal

Baker Hughes*

Telebras*

Boeing*

Toys "R" Us*

Armstrong World

Citigroup

Kellogg

3M

BankAmerica*


LARGEST SALES (10)
--------------------------------------------------------------------------------

United States Surgical**

Bankers Trust New York**

Willis-Corroon**

BellSouth

Baxter International**

Amoco

PECO Energy

Frontier

Amgen**

Abbott Laboratories
--------------------------------------------------------------------------------

 *Position added.
**Position eliminated.


Performance Comparison
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.


Equity Income Portfolio
As of 12/31/98

                                                   Lipper Variable
                 Equity                            Annuity Underlying
                 Income            S&P             Equity Income
                 Portfolio         500             Funds Average

3/31/94          10,000            10,000          10,000

12/94            10,715            10,532          10,383

12/95            14,439            14,489          13,794

12/96            17,623            17,816          16,421

12/97            22,244            23,760          21,388

12/31/98         24,262            30,547          24,732



Average Annual Compound Total Return
--------------------------------------------------------------------------------

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.


Equity Income Portfolio
Periods Ended 12/31/98

                                          Since           Inception
         1 Year       3 Years         Inception                Date
--------------------------------------------------------------------------------

          9.07%        18.89%             20.49%            3/31/94


Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

Total returns do not include charges imposed by your insurance company's separate account. If these were included, performance would have been lower.


Financial Highlights
T. Rowe Price Equity Income Portfolio

                                For a share outstanding throughout each period
                               -------------------------------------------------

                             Year                                     3/31/94
                            Ended                                     Through
                         12/31/98   12/31/97   12/31/96   12/31/95   12/31/94

NET ASSET VALUE
Beginning of period      $  18.59   $  15.26   $  13.21   $  10.42   $  10.00

Investment activities
  Net investment income      0.39       0.40       0.42       0.44       0.30
  Net realized and
  unrealized gain (loss)     1.27       3.94       2.13       3.05       0.41

  Total from
  investment activities      1.66       4.34       2.55       3.49       0.71

Distributions
  Net investment income     (0.39)     (0.40)     (0.42)     (0.44)     (0.29)
  Net realized gain         (0.61)     (0.61)     (0.08)     (0.26)      --

  Total distributions       (1.00)     (1.01)     (0.50)     (0.70)     (0.29)

NET ASSET VALUE
End of period            $  19.25   $  18.59   $  15.26   $  13.21   $  10.42
                         ----------------------------------------------------

Ratios/Supplemental Data

Total return#                9.07%     28.85%     19.56%     34.76%      7.15%

Ratio of expenses to
average net assets           0.85%      0.85%      0.85%      0.85%    0.85%!

Ratio of net investment
income to average
net assets                   2.15%      2.56%      2.94%      3.61%    3.88%!

Portfolio turnover rate      18.2%      20.5%      17.4%      10.1%    21.3%!

Net assets,
end of period
(in thousands)           $526,952   $344,724   $103,751   $ 14,658   $  2,191

# Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
!    Annualized

The accompanying notes are an integral part of these financial statements.


Statement of Net Assets
T. Rowe Price Equity Income Portfolio
December 31, 1998

                                                     Shares/Par        Value
--------------------------------------------------------------------------------
                                                                In thousands

Common Stocks  94.9%

FINANCIAL  15.2%

Bank and Trust  9.6%

Bank One                                                 85,227   $    4,352

BankAmerica                                              31,000        1,864

BankBoston                                               49,800        1,939

Chase Manhattan                                          56,208        3,826

Citigroup                                               106,499        5,272

First Union                                              63,310        3,850

Fleet Financial Group                                    92,400        4,129

J. P. Morgan                                             49,300        5,179

Mellon Bank                                             134,700        9,261

Mercantile Bankshares                                    71,150        2,737

National City                                            37,700        2,733

PNC Bank                                                 34,700        1,878

Wells Fargo                                              86,660        3,461

                                                                      50,481

Insurance  4.5%

American General                                         68,400        5,335

EXEL (Class A)                                           45,800        3,435

Lincoln National                                         33,700        2,757

SAFECO                                                   99,800        4,288

St. Paul Companies                                      144,976        5,038

Transamerica                                             23,600        2,726

                                                                      23,579

Financial Services  1.1%

Fannie Mae                                               78,800        5,831

                                                                       5,831

Total Financial                                                       79,891


UTILITIES  16.3%

Telephone Services  9.7%

ALLTEL                                                  162,400        9,714

AT&T                                                     75,100        5,651

BCE ADR                                                  75,800        2,876

Bell Atlantic                                            90,700        4,807

BellSouth                                                48,400        2,414

Frontier                                                 15,000          510

GTE                                                     109,000        7,085

SBC Communications                                      223,968       12,010

Telebras ADR                                             35,900        2,609

U S West                                                 52,050        3,364

                                                                      51,040

Electric Utilities  6.6%

BGE                                                      36,400   $    1,124

Central and South West                                   36,400          999

Dominion Resources                                       38,950        1,821

DQE                                                      70,712        3,107

Duke Energy                                              59,800        3,831

Entergy                                                  73,600        2,291

FirstEnergy                                             127,820        4,162

GPU                                                      29,200        1,290

Houston Industries                                       87,500        2,811

PacifiCorp                                              117,000        2,464

PECO Energy                                              34,000        1,415

Southern Company                                        139,200        4,046

Teco Energy                                              58,300        1,643

Unicom                                                   96,100        3,706

                                                                      34,710

Total Utilities                                                       85,750


CONSUMER NONDURABLES  17.7%

Cosmetics  1.0%

International Flavors &

Fragrances                                              124,200        5,488

                                                                       5,488

Beverages  2.1%

Anheuser-Busch                                          112,300        7,370

Brown-Forman (Class B)                                   47,900        3,625

                                                                      10,995

Food Processing  4.3%

General Mills                                            93,800        7,293

Heinz                                                    63,100        3,573

Kellogg                                                 102,200        3,488

McCormick                                               115,800        3,912

Quaker Oats                                              73,700        4,385

                                                                      22,651

Hospital Supplies/Hospital Management  1.3%

Abbott Laboratories                                      42,800        2,097

Bausch & Lomb                                            53,300        3,198

Smith & Nephew (GBP)                                    589,200        1,792

                                                                       7,087

Pharmaceuticals  3.1%

American Home Products                                  155,800        8,773

Pharmacia & Upjohn                                      135,392        7,667

                                                                      16,440

Miscellaneous Consumer Products  5.9%

Armstrong World                                          68,700   $    4,144

Fortune Brands                                          101,100        3,197

Philip Morris                                           148,900        7,966

PPG Industries                                           56,600        3,297

RJR Nabisco                                             111,400        3,307

Stanley Works                                            29,100          808

Tomkins (GBP)                                           627,200        2,980

UST                                                     149,000        5,196

                                                                      30,895

Total Consumer Nondurables                                            93,556


CONSUMER SERVICES  4.6%

General Merchandisers  1.0%

J.C. Penney                                              63,600        2,981

May Department Stores                                    37,900        2,288

                                                                       5,269

Specialty Merchandisers  0.6%

Toys "R" Us *                                           107,300        1,811

Tupperware                                               77,600        1,275

                                                                       3,086

Entertainment and Leisure  0.8%

Hilton                                                  102,100        1,953

Reader's Digest (Class A)                                87,600        2,206

                                                                       4,159

Media and Communications  2.2%

Dow Jones                                                54,800        2,637

Dun & Bradstreet                                         74,000        2,336

Knight-Ridder                                            77,800        3,978

R.R. Donnelley                                           64,300        2,817

                                                                      11,768

Total Consumer Services                                               24,282


CONSUMER CYCLICALS  6.6%

Automobiles and Related  2.5%

Eaton                                                     7,000          495

Genuine Parts                                           125,850        4,208

GM                                                       65,700        4,702

TRW                                                      64,100        3,601

                                                                      13,006

Building and Real Estate  2.3%

Archstone Communities
  Trust, REIT                                            51,500        1,043

Crescent Real Estate
  Equities, REIT                                         86,700        1,994

Rouse                                                    23,700          652

Simon DeBartolo
  Group, REIT                                           138,636   $    3,951

Starwood Hotels &
  Resorts, REIT                                         149,805        3,399

Weingarten Realty
  Investors, REIT                                        24,500        1,093

                                                                      12,132

Miscellaneous Consumer Durables  1.8%

Corning                                                  43,200        1,944

Eastman Kodak                                            66,500        4,788

Whirlpool                                                55,900        3,096

                                                                       9,828

Total Consumer Cyclicals                                              34,966


TECHNOLOGY  2.7%

Electronic Components  0.9%

AMP                                                      89,051        4,636

                                                                       4,636

Electronic Systems  0.8%

Hewlett-Packard                                          57,300        3,915

                                                                       3,915

Aerospace &  Defense  1.0%

AlliedSignal                                             68,100        3,018

Boeing                                                   75,600        2,466

                                                                       5,484

Total Technology                                                      14,035


CAPITAL EQUIPMENT  2.6%

Electrical Equipment  2.2%

GE                                                       62,300        6,358

Hubbell (Class B)                                        59,600        2,265

Tyco International                                       35,781        2,699

                                                                      11,322

Machinery  0.4%

Cooper Industries                                        45,267        2,159

                                                                       2,159

Total Capital Equipment                                               13,481


BUSINESS SERVICES AND TRANSPORTATION  5.1%

Transportation Services  0.2%

Alexander & Baldwin                                      38,950          893

                                                                         893

Miscellaneous Business Services  2.1%

Browning-Ferris                                         103,400        2,941

GATX                                                     35,600        1,348

H&R Block                                                74,600   $    3,357

Waste Management                                         77,872        3,631

                                                                      11,277

Railroads  2.8%

Burlington Northern
  Santa Fe                                               84,300        2,845

Norfolk Southern                                        201,200        6,376

Union Pacific                                           119,800        5,398

                                                                      14,619

Total Business Services and Transportation                            26,789


ENERGY  12.2%

Energy Services  0.8%

Baker Hughes                                            156,700        2,771

Witco                                                   107,100        1,707

                                                                       4,478

Integrated Petroleum - Domestic  4.1%

Amerada Hess                                             75,000        3,731

Atlantic Richfield                                       88,400        5,768

British Petroleum ADR                                    27,500        2,613

Occidental Petroleum                                     72,300        1,220

Phillips Petroleum                                       48,400        2,063

Unocal                                                  136,200        3,975

USX-Marathon                                             68,400        2,061

                                                                      21,431

Integrated Petroleum - International  7.3%

Amoco                                                   138,400        8,166

Chevron                                                  71,850        5,959

Exxon                                                   113,500        8,300

Mobil                                                    71,300        6,212

Royal Dutch Petroleum ADR                                89,900        4,304

Texaco                                                   99,600        5,266

                                                                      38,207

Total Energy                                                          64,116


PROCESS INDUSTRIES  9.9%

Diversified Chemicals  3.1%

Dow Chemical                                             68,500        6,229

DuPont                                                   83,700        4,441

Hercules                                                131,200        3,592

Olin                                                     76,700        2,172

                                                                      16,434

Specialty Chemicals  3.3%

3M                                                       69,800        4,964

Great Lakes Chemical                                     92,900        3,716

Imperial Chemical ADR                                    47,200   $    1,649

Lubrizol                                                 56,300        1,446

Nalco Chemical                                           78,000        2,418

Pall                                                    133,000        3,367

                                                                      17,560

Paper and Paper Products  2.6%

Consolidated Papers                                      99,700        2,742

Kimberly-Clark                                          103,300        5,630

Union Camp                                               77,800        5,251

                                                                      13,623

Forest Products  0.9%

Georgia-Pacific                                          35,900        2,102

International Paper                                      57,300        2,568

                                                                       4,670

Total Process Industries                                              52,287


BASIC MATERIALS  1.7%

Metals  1.4%

Inco                                                    105,100        1,110

Phelps Dodge                                             51,000        2,595

Reynolds Metals                                          44,000        2,318

USX-U.S. Steel                                           52,800        1,214

                                                                       7,237

Mining  0.3%

Newmont Mining                                          101,249        1,829

                                                                       1,829

Total Basic Materials                                                  9,066

Miscellaneous Common Stocks 0.3%                                       1,541

Total Common Stocks (Cost $443,662)                                  499,760


U.S. GOVERNMENT OBLIGATIONS 0.6%

U.S. Treasury Bonds
  6.00%, 2/15/26                                        500,000          546
  6.25%, 8/15/23                                         20,000           22

U.S. Treasury Notes
  5.625%, 2/15/06                                       250,000          264
  5.75%, 8/15/03                                        400,000          418

  5.875%
  1/15/99 - 2/15/04                                     920,000          930
  6.50%, 5/31/01                                        700,000          730
  7.00%, 7/15/06                                        400,000          455

Total U.S. Government Obligations
(Cost $3,114)                                                          3,365


SHORT-TERM INVESTMENTS  4.3%

Money Market Funds  4.3%

Reserve Investment Fund
  5.42% #                                            22,828,396   $   22,828

Total Short-Term Investments
(Cost $22,828)                                                        22,828

Total Investments in Securities

99.8% of Net Assets (Cost $469,604)                               $  525,953

Other Assets Less Liabilities                                            999

NET ASSETS                                                        $  526,952
                                                                  ----------


Net Assets Consist of:

Accumulated net investment income -
net of distributions                                              $       98

Accumulated net realized gain/loss -
net of distributions                                                   2,016

Net unrealized gain (loss)                                            56,349

Paid-in-capital applicable to 27,380,216
shares of $0.0001 par value capital stock
outstanding; 1,000,000,000 shares of the
Corporation authorized                                               468,489

NET ASSETS                                                        $  526,952
                                                                  ----------

NET ASSET VALUE PER SHARE                                         $    19.25
                                                                  ----------

   #   Seven-day yield
   *   Non-income producing
 ADR   American Depository Receipt
REIT   Real Estate Investment Trust
 GBP   British sterling

The accompanying notes are an integral part of these financial statements.


Statement of Operations
T. Rowe Price Equity Income Portfolio
In thousands

                                                                        Year
                                                                       Ended
                                                                    12/31/98

Investment Income
Income
  Dividend                                                         $  11,576
  Interest                                                             1,768

  Total income                                                        13,344

Expenses
  Investment management and administrative                             3,775

Net investment income                                                  9,569

Realized and Unrealized Gain (Loss)

Net realized gain (loss)
  Securities                                                          16,729
  Foreign currency transactions                                            8

  Net realized gain (loss)                                            16,737

Change in net unrealized gain
or loss on securities                                                 10,524

Net realized and unrealized gain (loss)                               27,261

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                             $  36,830
                                                                   ---------

The accompanying notes are an integral part of these financial statements.


Statement of Changes in Net Assets
T. Rowe Price Equity Income Portfolio
In thousands

                                                           Year
                                                          Ended
                                                       12/31/98     12/31/97

Increase (Decrease) in Net Assets

Operations
  Net investment income                              $    9,569   $    5,492
  Net realized gain (loss)                               16,737       10,082
  Change in net unrealized
  gain or loss                                           10,524       37,580

  Increase (decrease) in net
  assets from operations                                 36,830       53,154

Distributions to shareholders
  Net investment income                                  (9,471)      (5,541)
  Net realized gain                                     (15,696)      (9,992)

  Decrease in net assets
  from distributions                                    (25,167)     (15,533)

Capital share transactions*
  Shares sold                                           201,955      206,293
  Distributions reinvested                               25,167       15,533
  Shares redeemed                                       (56,557)     (18,474)

  Increase (decrease) in
  net assets from capital
  share transactions                                    170,565      203,352

Net Assets

Increase (decrease)
during period                                           182,228      240,973
Beginning of period                                     344,724      103,751

End of period                                        $  526,952   $  344,724
                                                     -----------------------

*Share information
  Shares sold                                            10,502       11,952
  Distributions reinvested                                1,321          862
  Shares redeemed                                        (2,983)      (1,074)

  Increase (decrease) in
  shares outstanding                                      8,840       11,740

The accompanying notes are an integral part of these financial statements.


Notes to Financial Statements

T. Rowe Price Equity Income Portfolio
December 31, 1998


NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Equity Series, Inc. (the corporation) is registered under the Investment Company Act of 1940. The Equity Income Portfolio (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on March 31, 1994. The shares of the fund are currently being offered only to separate accounts of certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     Premiums and Discounts Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.


NOTE 2 - INVESTMENT TRANSACTIONS

     Purchases and sales of portfolio securities, other than short-term and U.S. Government securities, aggregated $235,590,000 and $75,675,000, respectively, for the year ended December 31, 1998.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     At December 31, 1998, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $469,604,000. Net unrealized gain aggregated $56,349,000 at period-end, of which $81,557,000 related to appreciated investments and $25,208,000 to depreciated investments.


NOTE 4 - RELATED PARTY TRANSACTIONS

     The investment management and administrative agreement between the fund and
     T. Rowe Price Associates, Inc. (the manager) provides for an all-inclusive annual fee, of which $420,000 was payable at December 31, 1998. The fee, computed daily and paid monthly, is equal to 0.85% of the fund's average daily net assets. Pursuant to the agreement, investment management, shareholder servicing, transfer agency, accounting, and custody services are provided to the fund, and interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by the fund.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 1998, totaled $1,549,000 and are reflected as interest income in the accompanying Statement of Operations.



Tax Information (Unaudited) for the Tax Year Ended 12/31/98
--------------------------------------------------------------------------------

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund's distributions to shareholders included:

o    $5,701,000 from short-term capital gains, and

o $9,995,000 from long-term capital gains, subject to the 20% rate gains category.

For corporate shareholders, $10,372,000 of the fund's distributed income and short-term capital gains qualified for the dividends-received deduction.
--------------------------------------------------------------------------------


Report of Independent Accountants

To the Board of Directors of T. Rowe Price Equity Series, Inc. and Shareholders of Equity Income Portfolio

     In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Equity Income Portfolio (one of the portfolios comprising T. Rowe Price Equity Series, Inc., hereafter referred to as the "Fund") at December 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998, by correspondence with custodians, provide a reasonable basis for the opinion expressed above.

     PricewaterhouseCoopers LLP
     Baltimore, Maryland

     January 21, 1999


Invest With Confidence(registered trademark)
T. Rowe Price

100 East Pratt Street
Baltimore, Maryland 21202


This report is authorized for dis-
tribution only to those who have
received a copy of the portfolio's
prospectus.


T. Rowe Price Investment Services, Inc., Distributor             TRP 654 (12/98)

K15-052  12/31/98